UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

GigCapital4, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(650) 276-7040

(Address of principal executive offices, including Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Common stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Forward Share Purchase Agreement with the Highbridge Investors

On October 14, 2021, GigCapital4, Inc., a Delaware corporation (“GigCapital4” or the “Company”), Highbridge Tactical Credit Master Fund. L.P. (“Highbridge Tactical Credit”) and Highbridge SPAC Opportunity Fund, L.P. (“Highbridge SPAC Opportunity”, and together with Highbridge Tactical Credit, the “Highbridge Investors”, with each individually being a “Highbridge Investor”) entered into a Forward Share Purchase Agreement (the “Highbridge Purchase Agreement”) pursuant to which the Highbridge Investors may each individually elect to sell and transfer to the Company on the three month anniversary of the date of the closing of the Company’s business combination (the “Business Combination”) with BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear”), and the Company will purchase up to 2,500,000 shares of common stock of GigCapital4, par value $0.0001 per share, in the aggregate between the Highbridge Investors (the “Highbridge Shares”), consisting of (i) shares of common stock then held by the Highbridge Investors and/or (ii) any additional shares of common stock that the Highbridge Investors may acquire prior to the closing of the Business Combination. The Company will acquire the Highbridge Shares at a price of $10.15 per share (the “Shares Purchase Price”). The date of the closing of the Business Combination is referred to as “Business Combination Closing Date”, and the date of the purchase by the Company of the Highbridge Shares is referred to as the “Highbridge Shares Closing Date”. In conjunction with the sale of the Highbridge Shares to the Company, each Highbridge Investor shall notify the Company and the Escrow Agent (as defined below) in writing five business days prior to the three-month anniversary of the date of the Business Combination Closing Date whether or not such Investor is exercising its right to sell the Highbridge Shares that such Investor holds to the Company pursuant to the Highbridge Purchase Agreement (each, a “Highbridge Shares Sale Notice”). Any Investor that fails to timely deliver a Highbridge Shares Sales Notice shall be deemed to have forfeited its right to sell any Highbridge Shares to the Company pursuant to the Highbridge Purchase Agreement. If a Shares Sale Notice is timely delivered by any Investor to the Company and the Escrow Agent, the Company will purchase from that Investor the Highbridge Shares held by such Investor on the Highbridge Shares Closing Date. As of the time of entry into the Highbridge Purchase Agreement, the Highbridge Investors held no shares of common stock of GigCapital4.

In exchange for the Company’s commitment to purchase the Highbridge Shares on the Highbridge Shares Closing Date, the Highbridge Investors agreed that they will not (i) request redemption of any of the Highbridge Shares in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, or (ii) tender the Highbridge Shares to GigCapital4 in response to any redemption or tender offer that GigCapital4 may commence for its shares of common stock ((i) and (ii) collectively, the “Restrictions”); provided that (x) all of the Additional Investors (as defined below) shall be bound by a substantially similar restriction as the Restrictions in any agreements to be entered into with such other investors (the “Additional Investors”) for the purchase and sale of GigCapital4 common stock imposing restrictions on dispositions of GigCapital4 common stock (the “Additional Investor Agreements”); and (y) the Highbridge Shares shall not represent more than 25% of the aggregate number of shares of common stock of GigCapital4 subject to the Restrictions (or a substantially similar restriction) pursuant to the Highbridge Purchase Agreement and the Additional Investor Agreements (and in the event that fewer than an aggregate of 10,000,000 shares of common stock of GigCapital4 are subject to the Restrictions (or a substantially similar restriction) pursuant to the Highbridge Purchase Agreement and the Additional Investor Agreements, the number of Highbridge Shares subject to the Restrictions shall be reduced ratably such that the aggregate number of Highbridge Shares subject to the Restrictions shall be no more than 25% of the total number of shares of common stock of GigCapital4 that are subject to the Restrictions pursuant to the Highbridge Purchase Agreement and the Additional Investor Agreements, unless otherwise mutually agreed upon in writing.

The Highbridge Investors also agreed that they will not engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934 (the “Exchange Act”).

Notwithstanding anything to the contrary in the Highbridge Purchase Agreement, commencing on the day after the date by which shares of common stock of GigCapital4 must be tendered for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination (the “Redemption Date”), each Highbridge Investor may sell its Highbridge Shares in the open market as long as the sales price exceeds $10.00 per Highbridge Share prior to payment of any commissions due by the Highbridge Investor for such sale. If a Highbridge Investor sells any Highbridge Shares in the open market after the Redemption Date and prior to the one-month anniversary of the Business Combination Closing Date at a sales price per Highbridge Share that is greater than $10.05 (such sale, the “Early Sale” and such shares, the “Early Sale Shares”), then the Company shall pay to each selling Investor an amount equal to $0.05 per Early Sale Share sold by such Investor (the “Early Sale Premium”).

Simultaneously with the closing of the Business Combination, the Company will deposit into an escrow account with Continental Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of an escrow agreement, an amount equal to the lesser of (i) $23,375,000 and (ii) $10.15 multiplied by the aggregate number of Highbridge Shares held by the Highbridge Investors as of the closing of the Business Combination. The Company’s purchase of the Highbridge Shares will be made with funds from the escrow account attributed to the Highbridge Shares. In the event that any Highbridge Investor sell any Highbridge Shares as provided for above, it shall provide notice to the Company and the Escrow Agent within three business days of such sale (the “Open Market Sale Notice), and the Escrow Agent shall release from the escrow account for the Company’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Highbridge Shares which such Highbridge Investor has sold; provided that if any Highbridge Investor sold any Early Sale Shares, then the Escrow Agent shall release from the escrow account (x) for the selling Highbridge Investor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by such Highbridge Investor, and (y) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10. In the event that any Highbridge Investor chooses not to sell to the Company any Highbridge Shares that such Highbridge Investor owns as of the three-month anniversary of the Business Combination Closing Date, the Escrow Agent shall release all remaining funds from the escrow account for the Company’s use without restriction.

Nothing in the Highbridge Purchase Agreement prohibits or restricts the Highbridge Investors with respect to the purchase from third parties prior to the Business Combination Closing Date of additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Highbridge Shares (including any additional shares) owned by the Highbridge Investors shall not exceed 2,500,000 shares of common stock of GigCapital4, unless otherwise agreed in writing by all parties.

GigCapital4 agreed not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to the Highbridge Investors in the Highbridge Purchase Agreement. In the event that GigCapital4 provides the Additional Highbridge Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to the Highbridge Investors in the Highbridge Purchase Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform the Highbridge Investors of such more favorable terms, and the Highbridge Investors shall have the mutual right to elect to have such more favorable terms included in the Highbridge Purchase Agreement.

The Highbridge Purchase Agreement contains customary representations, warranties and covenants from the parties. GigCapital4’s obligation to consummate the transactions contemplated by the Highbridge Purchase Agreement is subject to the consummation of the Business Combination.

GigCapital4 agreed to indemnify the Highbridge Investors and their respective officers, directors, employees, agents and shareholders (collectively referred to as the “Highbridge Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Highbridge Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that the Glazer Investors are not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to the Highbridge Purchase Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Highbridge Indemnitee.

The Highbridge Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital4 and the Highbridge Investors; (ii) automatically if GigCapital4’s stockholders fail to approve the Business Combination; and (iii) prior to the closing of the Business Combination by mutual agreement of the Highbridge Investors if there occurs a Company Material Adverse Effect (as defined in that certain Agreement and Plan of Merger, dated as of June 4, 2021, by and among GigCapital4, BigBear, GigCapital4 Merger Sub Corporation, and BBAI Ultimate Holdings, LLC (as amended, the “Merger Agreement)).

The foregoing description is only a summary of the Highbridge Purchase Agreement and is qualified in its entirety by reference to the full text of the Highbridge Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Highbridge Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital4 or the Highbridge Investors. The representations, warranties and covenants contained in the Highbridge Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Highbridge Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Highbridge Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital4 or the Highbridge Investors.

Forward Share Purchase Agreement with Glazer Capital, LLC and Meteora Capital, LLC

On October 14, 2021, GigCapital4, Glazer Capital, LLC (“Glazer”) and Meteora Capital, LLC (“Meteora”, and together with Glazer, the “Principal Investors”), with Meteora on behalf of itself and its affiliated investment funds (which together with the Principal Investors are referred to as the “Glazer Investors”), entered into a Forward Share Purchase Agreement (the “Glazer Purchase Agreement”) pursuant to which the Glazer Investors may elect to sell and transfer to the Company, and the Company will purchase up to 5,000,000 shares of common stock of GigCapital4, par value $0.0001 per share, in the aggregate between the Glazer Investors (the “Glazer Shares”) consisting of (i) shares of common stock then held by the Glazer Investors and/or (ii) any additional shares of common stock that the Glazer Investors may acquire prior to the closing of GigCapital4’s Business Combination at the Shares Purchase Price. The date of the purchase by the Company of the Glazer Shares is referred to as the “Glazer Shares Closing Date”. The Glazer Investors shall notify the Company and the Escrow Agent in writing five business days prior to the three-month anniversary of the Business Combination Closing Date) whether or not they are exercising their right to sell the Glazer Shares to the Company pursuant to the Glazer Purchase Agreement (each, a “Glazer Shares Sale Notice”). Any Glazer Investor that fails to timely deliver a Glazer Shares Sales Notice in accordance with the immediately preceding sentence shall be deemed to have forfeited its right to sell any Glazer Shares to the Company pursuant to the Glazer Purchase Agreement. If a Glazer Shares Sale Notice is timely delivered by any Glazer Investor to the Company and the Escrow Agent, the Company will purchase from that Glazer Investor the Glazer Shares held by such Glazer Investor on the Glazer Shares Closing Date. As of October 14, 2021, the Glazer Investors collectively held 6,416 shares of common stock of the Company and could acquire up to an additional 4,993,584 shares of common stock.

In exchange for the Company’s commitment to purchase the Glazer Shares on the Glazer Shares Closing Date, the Glazer Investors agreed to the Restrictions; provided that (x) all of the Additional Investors shall be bound by a substantially similar restriction as the Restrictions in any Additional Investor Agreements; and (y) the Glazer Shares shall not represent more than fifty percent (50%) of the aggregate number of shares of common stock of GigCapital4 subject to the Restrictions (or a substantially similar restriction) pursuant to the Glazer Purchase Agreement and the Additional Investor Agreements (and in the event that fewer than an aggregate of 10,000,000 shares of common stock of GigCapital4 are subject to the Restrictions (or a substantially similar restriction) pursuant to the Glazer Purchase Agreement and the Additional Investor Agreements, the number of Glazer Shares subject to the Restrictions shall be reduced ratably such that the aggregate number of Glazer Shares subject to the Restrictions shall be no more than fifty percent (50%) of the total number of shares of common stock of GigCapital4 that are subject to the Restrictions pursuant to the Glazer Purchase Agreement and the Additional Investor Agreements, unless otherwise mutually agreed upon in writing.

The Glazer Investors also agreed that they will not engage in any transactions involving any Short Sales involving any securities of GigCapital4 or the Company.

Notwithstanding anything to the contrary in the Glazer Purchase Agreement, commencing on the day after the Redemption Date, the Glazer Investors may sell the Glazer Shares in the open market as long as the sales price exceeds $10.00 per Glazer Share prior to payment of any commissions due by the Glazer Investors for such sale. If the Glazer Investors engage in an Early Sale and sell any Glazer Shares in the open market after the Redemption Date and prior to the one-month anniversary of the Business Combination Closing Date as an Early Sale Share at a sales price per Glazer Share that is greater than $10.05, then the Company shall pay to each selling Glazer Investor the Early Sale Premium of $0.05 per Early Sale Share sold by such Glazer Investor.

Simultaneously with the closing of the Business Combination, the Company will deposit into an escrow account with the Escrow Agent, subject to the terms of an escrow agreement, an amount equal to the lesser of (i) $50,750,000 and (ii) $10.15 multiplied by the number of Glazer Shares held by the Glazer Investors as of the closing of the Business Combination. The Company’s purchase of the Glazer Shares will be made with funds from the escrow account attributed to the Glazer Shares. In the event that any Glazer Investor sells any Glazer Shares as provided for above, it shall provide an Open Market Sale Notice to the Company and Escrow Agent within three business days of such sale, and the Escrow Agent shall release from the escrow account for the Company’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Glazer Shares which the Glazer Investors have sold; provided that if a Glazer Investor sold any Early Sale Shares, then the Escrow Agent shall release from the escrow account (x) for the selling Glazer Investor’s use without restriction an amount equal to the Early Sale Premium with respect to the Early Sale Shares sold by such Glazer Investor, and (y) for the Company’s use without restriction an amount equal to the number of Early Sale Shares sold in the Early Sale multiplied by $10.10. In the event that any Glazer Investor chooses not to sell to the Company any Glazer Shares that they own as of the three-month anniversary of the Business Combination Closing Date, the Escrow Agent shall release all remaining funds from the escrow account for the Company’s use without restriction.

Nothing in the Glazer Purchase Agreement prohibits or restricts the Glazer Investors with respect to the purchase from third parties prior to the Business Combination Closing Date of additional shares of common stock of GigCapital4, including shares that have previously been tendered by third parties for redemption in conjunction with GigCapital4’s stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of GigCapital4; provided, the aggregate number of Glazer Shares (including any additional shares) owned by the Glazer Investors shall not exceed 5,000,000 shares of common stock of GigCapital4, unless otherwise agreed in writing by all Parties.

GigCapital4 agreed not to provide the Additional Investors material terms in the Additional Investor Agreements that are more favorable to such Additional Investors than the terms provided to the Glazer Investors in the Glazer Purchase Agreement. In the event that GigCapital4 provides the Additional Investors with material terms in the Additional Investor Agreements that are more favorable than the terms provided to the Glazer Investors in the Glazer Purchase Agreement at any time prior to the Business Combination Closing Date, GigCapital4 shall promptly inform the Glazer Investors of such more favorable terms, and the Glazer Investors shall have the mutual right to elect to have such more favorable terms included in the Glazer Purchase Agreement

The Glazer Purchase Agreement contains customary representations, warranties and covenants from the parties. GigCapital4’s obligation to consummate the transactions contemplated by the Glazer Purchase Agreement is subject to the consummation of the Business Combination.

GigCapital4 agreed to indemnify the Glazer Investors and their respective officers, directors, employees, agents and shareholders (collectively referred to as the “Glazer Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Glazer Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of GigCapital4, the Company or any of their respective subsidiaries asserting that the Glazer Investors are not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to the Glazer Purchase Agreement, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Glazer Indemnitee.

The Glazer Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital4 and the Principal Investors; (ii) automatically if GigCapital4’s stockholders fail to approve the Business Combination; and (iii) prior to the closing of the Business Combination by mutual agreement of the Principal Investors if there occurs a Company Material Adverse Effect (as defined in the Merger Agreement); provided that, solely for purposes of the Glazer Purchase Agreement (and not, for the avoidance of doubt, for purposes of the Merger Agreement), the failure of the counterparties to the Note Subscription Agreements (as defined in the Merger Agreement) to fund or cause the funding of 25% or greater of the aggregate amount of the Notes (as defined in the Merger Agreement) when required to do so pursuant to the terms of the Note Subscription Agreements shall constitute a Company Material Adverse Effect.

The foregoing description is only a summary of the Glazer Purchase Agreement and is qualified in its entirety by reference to the full text of the Glazer Purchase Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein. The Glazer Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital4, Glazer or Meteora. The representations, warranties and covenants contained in the Glazer Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Glazer Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Glazer Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital4, Glazer or Meteora.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding GigCapital4’s and BigBear’s respective industries, future events, the proposed transactions between GigCapital4, GigCapital4 Merger Sub Corporation, BigBear and the BBAI Ultimate Holdings, LLC, the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BigBear’s and GigCapital4’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BigBear and GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of GigCapital4’s stockholders is not obtained; failure to realize the anticipated benefits of the proposed transactions; risks relating to the uncertainty of the projected financial information with respect to BigBear; risks related to the rollout of BigBear’s business and the timing of expected business milestones; the effects of competition on BigBear’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed transactions or in the future, and those factors discussed in GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of GigCapital4 filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of GigCapital4 or BigBear presently know or that GigCapital4 or BigBear currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4’s and BigBear’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. GigCapital4 and BigBear anticipate that subsequent events and developments will cause GigCapital4’s and BigBear’s assessments to change. However, while GigCapital4 and BigBear may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Current Report on Form 8-K is based on the estimates of BigBear and GigCapital4 management. BigBear and GigCapital4 obtained the industry, market and competitive position data used throughout this Current Report on Form 8-K from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. BigBear and GigCapital4 believe their estimates to be accurate as of the date of this Current Report on Form 8-K. However, this information may prove to be inaccurate because of the method by which BigBear or GigCapital4 obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The proposed Business Combination will be submitted to stockholders of GigCapital4 for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, GigCapital4 intends to file a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) to be distributed to GigCapital4’s stockholders in connection with GigCapital4’s solicitation for proxies for the vote by GigCapital4’s stockholders in connection with the proposed transactions and other matters as described in such Proxy Statement. After the Proxy Statement has been filed and declared effective, GigCapital4 will mail the Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of GigCapital4 are advised to read, when available, the preliminary Proxy Statement, and any amendments thereto, and the definitive Proxy Statement in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination because the Proxy Statement will contain important information about the proposed Business Combination and the parties to the proposed transaction. Stockholders will also be able to obtain copies of the Proxy Statement, without charge, once available, at the SEC’s website at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

GigCapital4 and BigBear and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital4’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of GigCapital4’s stockholders in connection with the proposed Business Combination will be set forth in the Proxy Statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of GigCapital4’s directors and officers in GigCapital4’s filings with the SEC, including GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and such information will also be in the Proxy Statement to be filed with the SEC by GigCapital4 for the proposed transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Forward Share Purchase Agreement, dated October 13, 2021, by and among GigCapital4, Inc., Highbridge Tactical Credit Master Fund. L.P. and Highbridge SPAC Opportunity Fund, L.P.

10.2	Forward Share Purchase Agreement, dated October 13, 2021, by and among GigCapital4, Inc., Glazer Capital, LLC and Meteora Capital, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of GigCapital4, Inc.

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